UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 24, 2011

SIFCO Industries, Inc.

(Exact name of registrant as specified in its charter)

Ohio	1-5978	34-0553950
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

970 East 64th Street, Cleveland Ohio		44103
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (216) 881-8600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchanged Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure

On February 24, 2011, SIFCO Industries, Inc. issued a press release announcing that it plans to webcast an executive level management presentation on Tuesday, March 1, 2011, at 10:35 a.m. ET from The Wall Street Analyst Forum’s 22nd Annual Analyst Conference to be held at the University Club (1 West 54th Street) in New York City.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits - the following exhibits are furnished as part of this Current Report on Form 8-K

Exhibit 99.1	Press release of SIFCO Industries, Inc., dated February 24, 2011

Exhibit 99.2	Presentation of SIFCO Industries, Inc., dated March 1, 2011

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIFCO Industries, Inc.
(Registrant)

Date: March 3, 2011	/s/ Frank A. Cappello
Frank A. Cappello
Vice President – Finance and Chief Financial Officer
(Principal Financial Officer)